OPERATING LEASE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Schedule of Operating Lease Assets, Net
Operating lease assets, net consisted of the following as of the periods indicated:

(in thousands)	December 31, 2025	December 31, 2024

Basis in leased vehicles (1)	$11,155,043	$14,738,608
Less: accumulated depreciation	(2,797,980)	(3,070,657)
Leased vehicles, net	$8,357,063	$11,667,951
(1) Represents the basis in leased vehicles where the Company is the lessor. Unaccreted manufacturers subvention payments and unamortized origination and other costs are treated as a reduction to this basis.

Schedule of Future Minimum Rental Payments Due to the Company Under Operating Leases
The following summarizes the future minimum rental payments due to the Company as lessor under operating leases as of December 31, 2025:

(in thousands)
2026	$1,319,703
2027	475,542
2028	67,391
2029	3,249
Total	$1,865,885